UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2026

SPRINGBIG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40049	88-2789488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Ste. 340

Boca Raton, Florida, 33487

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 772-9172

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 30, 2026, the Audit Committee of SpringBig Holdings, Inc. (the “Company”) approved the dismissal of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm, effective immediately.

The audit reports of Withum on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, except that Withum’s report contained an explanatory paragraph stating that the Company’s accumulated deficit, working capital deficit and note payable maturity raise substantial doubt about the Company’s ability to continue as a going concern, as described in Note 2 to the consolidated financial statements.

During the Company’s two most recent fiscal years ended December 31, 2025 and December 31, 2024, and during the subsequent interim period from January 1, 2026 through July 30, 2026, (i) there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to Withum’s satisfaction, would have caused Withum to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that, as previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, management identified material weaknesses in internal control over financial reporting relating to (a) the level of GAAP expertise of accounting personnel and the independent review of the consolidated financial statements, account analyses and reconciliations, and (b) the design and implementation of user access and segregation-of-duties controls over financially relevant IT applications. As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, management concluded that these material weaknesses were remediated as of December 31, 2025.

The Company provided Withum with a copy of the disclosures contained in this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission (the “SEC”) and requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein. If Withum provides such letter within the time period required by Item 304(a)(3) of Regulation S-K, the Company will file such letter as an exhibit to this Current Report on Form 8-K by amendment.

On July 30, 2026, the Audit Committee of the Company approved the appointment of Victor Mokuolu, CPA PLLC (“VMCPA”) as the Company’s independent registered public accounting firm, effective July 30, 2026.

During the Company’s two most recent fiscal years ended December 31, 2025 and December 31, 2024, and the subsequent interim period through July 30, 2026, neither the Company nor anyone acting on its behalf consulted VMCPA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by VMCPA that VMCPA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGBIG HOLDINGS, INC.

August 19, 2026	By:	/s/ Andrew Glashow
		Name:	Andrew Glashow
		Title:	Chief Executive Officer

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